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                                                                     EXHIBIT 3.1


                       FORM OF SPECIMEN STOCK CERTIFICATE]

                         COMMERCIAL CONSOLIDATORS CORP.

            INCORPORATED UNDER THE BUSINESS CORPORATION ACT (ALBERTA)

                                                             CUSIP NO. 20162E101
Number
                                                               _________________
________                                                         Common Shares



This Certifies That

is the registered holder of

fully paid and non-assessable Common Shares without par value in the Capital Stock of

                         COMMERCIAL CONSOLIDATORS CORP.

transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this Certificate properly endorsed.

The class of shares represented by this Certificate is subject to certain rights, privileges, restrictions and conditions. The Corporation will furnish to a shareholder, on demand and without charge, a full copy of the text of the rights, privileges, restrictions and conditions attached to each class of shares authorized to be issued and to each series in so far as they have been fixed by the directors, and a full copy of the text of the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

         In Witness Whereof the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

Dated

                                                             [Signature]

                                                       CHIEF EXECUTIVE OFFICER


                                                             [Signature]

                                                              PRESIDENT

COUNTERSIGNED AND REGISTERED
CIBC MELLON TRUST COMPANY,         Vancouver, B.C.
TRANSFER AGENT AND REGISTRAR      Toronto, Ontario

___________________________________________________
                                 AUTHORIZED OFFICER

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE OFFICES OF CIBC MELLON TRUST COMPANY, BRITISH COLUMBIA AND TORONTO, ONTARIO.




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FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL INSURANCE NUMBER





________________________________________________________________________________
(Name and address of transferee)

________________________________________________________________________________

_________________________________________________________________________ shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

____________________________________________________________________________ the
attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

         DATED:

____________________________________          __________________________________
(Signature of Witness)                        (Signature of Shareholder)


NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE OF THE TRANSFEROR MUST BE GUARANTEED BY A BANK, TRUST COMPANY OR REGISTERED SECURITIES DEALER

SIGNATURE GUARANTEED BY:________________________________________________________